United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2025

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2025, Limoneira Company, a Delaware corporation (the “Company”), entered into the Modification (the “Modification”) to the Master Loan Agreement (the “MLA”), dated June 26, 2025, between the Company and AgWest Farm Credit, PCA.

The Modification makes the following amendments to the MLA:

(i)	Section 8.1.1 (Minimum Debt Service Coverage Ratio) is amended to provide that the Company will maintain a Minimum Debt Service Coverage Ratio of 1.25 to 1.00 for the fiscal year ending October 31, 2027 and any fiscal year ending thereafter;

(ii)	Section 8.1.2 (Total Net Leverage Ratio) is amended to provide that the Company’s Total Net Leverage Ratio as of the end of any measurement period ending as of the end of any fiscal quarter of the Company be no more than 4.50 to 1.00 for the fiscal quarter ending October 31, 2027 and for any fiscal quarter ending thereafter (previously, the MLA required the Company to maintain a Total Net Leverage Ratios of not more than (A) 6.00 to 1.00 for the fiscal quarter ending July 31, 2026, (B) 5.00 to 1.00, for the fiscal quarter ending October 31, 2026, and (C) 4.50 to 1.00, for any fiscal quarter ending thereafter); and

(iii)	Section 8.1.3 (Debt to Capitalization Ratio) is added to the MLA and provides that the Company must maintain a Debt to Capitalization Ratio as of each Covenant Compliance Date (as defined in the MLA) of not greater than 0.45 to 1.00, to be measured quarterly starting January 31, 2026 and for any fiscal quarter thereafter until the last measurement on July 31, 2027.

The foregoing description of the Modification does not purport to be complete and is qualified in its entirety by reference to the complete text of the Modification, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1	Modification to Master Loan Agreement, dated December 12, 2025 by and between Limoneira Company and AgWest Farm Credit, PCA.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2025	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer